UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 05, 2025

MEI Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 369-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 5, 2025, MEI Pharma, Inc. (the “Company”) issued a press release announcing the Company’s acquisitions to date of Litecoin (LTC) tokens, reflecting the deployment of all of the net proceeds of the Company’s previously announced sales of common stock and pre-funded warrants under the securities purchase agreements entered into on July 17, 2025 by the Company and the various purchasers thereunder in a private placement offering (the “PIPE Offering”). The Company is the first U.S. listed public company to adopt Litecoin as a primary reserve asset and implementing a new strategy built on digital asset infrastructure and long-term capital innovation.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 7.01 by reference. The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

The Company announced that during the period beginning July 30, 2025 through August 4, 2025, the Company acquired 929,548 Litecoin (LTC) tokens at an average price of $107.58, utilizing all of the net proceeds under the PIPE Offering with Titan Partners Group LLC, a division of American Capital Partners, LLC, as placement agent.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by MEI Pharma, Inc., dated August 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Date:	August 5, 2025	By:	/S/ Justin J. File
Justin J. File Acting Chief Executive Officer, Chief Financial Officer and Secretary